Exhibit 99.1

Kintara Therapeutics Reminds Stockholders to Vote by Thursday to Allow for Completion of the Proposed Merger with
TuHURA Biosciences

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Stockholders must vote by 11:59 p.m. ET on September 19, 2024 for their vote to count
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A “FOR” vote on Proposals 3 & 5 by holders of a majority of the voting power of Kintara’s outstanding shares as of August 14, 2024 is required to allow for completion the proposed merger with TuHURA Biosciences

SAN DIEGO – September 18, 2024 – Kintara Therapeutics, Inc. (Nasdaq: KTRA) ("Kintara"), a biopharmaceutical company focused on the development of new solid tumor cancer therapies, is reminding stockholders to vote at the upcoming Special Meeting of Stockholders to be held on September 20, 2024 to allow for the completion of its proposed merger (the “Merger”) with TuHURA Biosciences, Inc. (“TuHURA”).

Kintara encourages stockholders to vote by 11:59 p.m. ET on Thursday, September 19, 2024, in order to obtain stockholder approval of the proposals to allow for completion of the proposed Merger.

Our preliminary tabulation indicates the voting threshold has not been reached on Proposals 3 & 5. The proposed Merger cannot proceed unless holders of a majority of the voting power of Kintara’s outstanding shares as of August 14, 2024 are voted FOR Proposals 3 & 5 (as described below).

Prominent proxy advisory services, Institutional Shareholder Services and Glass Lewis, have both recommended stockholders vote “FOR” Proposals 3 & 5.

Robert E. Hoffman, Kintara’s Chief Executive Officer, stated, “Your vote is crucial to our future and our mission to combat solid tumor cancers. By merging with TuHURA, we believe we can combine our oncology assets and technologies to overcome treatment resistance and accelerate our pipeline, backed by $31 million in financing. If the proposed Merger is not completed, the future of Kintara is uncertain.”

Proposal 3 is seeking stockholder approval of an amendment to Kintara’s Articles of Incorporation, as amended, to increase the number of authorized shares of Kintara to be effected at such time and date as determined by the Kintara board of directors in its sole discretion.

Proposal 5 is seeking stockholder approval of the reincorporation of Kintara from the State of Nevada to the State of Delaware and the plan of conversion attached to Kintara’s definitive proxy statement and final prospectus filed with the Securities and Exchange Commission (the “SEC”) on August 19,

2024 as Annex D, including the certificate of incorporation of Kintara post-reincorporation in Delaware attached thereto as Annex G.

How to Vote:

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BY PHONE: Please call Alliance Advisors, Kintara's proxy solicitor, toll-free, at (866)-619-8907, if in North America. International voters can call +1 (551) 210-9859. You can also contact Alliance Advisors if you have any questions about voting.
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BY INTERNET: Vote at www.proxyvote.com using your control number by following the instructions shared by your broker, bank or other nominee.
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If you are a Robinhood holder, proxy voting emails are sent by noreply@robinhood.com and voting is hosted by Say Technologies. You will be able to vote and view materials directly from your email.
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You may change your vote before the vote deadline. To change your vote, please connect with Alliance Advisors as noted above.

Stockholders must vote by 11:59 p.m. ET on September 19, 2024. Even if you no longer own Kintara shares, you are eligible to vote if you held Kintara shares as of August 14, 2024. No action is needed if you have already voted and don’t wish to change your vote.

For more information, please see the definitive proxy statement and final prospectus filed by Kintara with the SEC on August 19, 2024.

About TuHURA Biosciences, Inc.

TuHURA Biosciences, Inc. is a Phase 3 registration-stage immuno-oncology company developing novel technologies to overcome resistance to cancer immunotherapy. TuHURA’s lead product candidate, IFx-2.0, is designed to overcome primary resistance to checkpoint inhibitors. TuHURA is preparing to initiate a planned single randomized placebo-controlled Phase 3 registration trial of IFx-2.0 administered as an adjunctive therapy to Keytruda® (pembrolizumab) in first line treatment for advanced or metastatic Merkel Cell Carcinoma.

In addition, TuHURA is leveraging its Delta receptor technology to develop novel bi-functional antibody drug conjugates (ADCs), targeting Myeloid Derived Suppressor Cells to inhibit their immune suppressing effects on the tumor microenvironment to prevent T cell exhaustion and acquired resistance to checkpoint inhibitors and cellular therapies.

For more information, please visit tuhurabio.com and connect with TuHURA on Facebook, X, and LinkedIn.

ABOUT KINTARA THERAPEUTICS, INC.

Located in San Diego, California, Kintara is dedicated to the development of novel cancer therapies for patients with unmet medical needs. Kintara is developing therapeutics for clear unmet medical needs with reduced risk development programs. Kintara’s lead program is REM-001 Therapy for cutaneous metastatic breast cancer (CMBC).

Kintara has a proprietary, late-stage photodynamic therapy platform that holds promise as a localized cutaneous, or visceral, tumor treatment as well as in other potential indications. REM-001 Therapy, which consists of the laser light source, the light delivery device, and the REM-001 drug product, has been previously studied in four Phase 2/3 clinical trials in patients with CMBC who had previously received chemotherapy and/or failed radiation therapy. In CMBC, REM-001 has a clinical efficacy to date of 80% complete responses of CMBC evaluable lesions and an existing robust safety database of approximately 1,100 patients across multiple indications.

Kintara Therapeutics, Inc. is headquartered in San Diego, California. For more information, visit  www.kintara.com or follow us on X at @Kintara_Thera, Facebook and LinkedIn.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy, consent, authorization, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended (the “Securities Act”).

Additional Information About the Proposed Merger and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to the proposed Merger of Kintara and TuHURA. In connection with the proposed Merger, Kintara has filed relevant materials with the SEC, including a Registration Statement on Form S-4 that contains a definitive proxy statement and final prospectus of Kintara (the “proxy statement/prospectus”). This Registration Statement was declared effective on August 13, 2024 and Kintara has filed or may file other documents regarding the proposed Merger with the SEC. This press release is not a substitute for the Registration Statement or for any other document that Kintara has filed or may file with the SEC in connection with the proposed Merger. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN AND THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT KINTARA, TUHURA, THE PROPOSED MERGER AND RELATED MATTERS THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING THE PROPOSED MERGER. A definitive proxy statement/prospectus has been sent to Kintara’s stockholders. Investors and security holders will be able to obtain the proxy statement/prospectus and other documents filed by Kintara with the SEC (when available) free of charge from the SEC’s website at www.sec.gov. In addition, investors and stockholders should note that Kintara communicates with investors and the public using its website (www.kintara.com), the investor relations website (https://www.kintara.com/investors) where anyone will be able to obtain free copies of the definitive proxy statement/prospectus and other documents filed by Kintara with the SEC, and stockholders are urged to read the definitive proxy statement/prospectus and the other relevant materials (when they become available) before making any voting or investment decision with respect to the proposed Merger.

Participants in the Solicitation

Kintara, TuHURA and their respective directors and executive officers and other members of management and employees and certain of their respective significant stockholders may be deemed to be participants in the solicitation of proxies from Kintara stockholders in respect of the proposed

Merger. Information about Kintara’s directors and executive officers is available in Kintara’s proxy statement, which was filed with the SEC on May 17, 2024 for the 2024 Annual Meeting of Stockholders, Kintara’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023, which was filed with the SEC on September 18, 2023 and the definitive proxy statement/prospectus. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holding or otherwise, has been and will be contained in the definitive proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed Merger when they become available. Investors should read the definitive proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the SEC and Kintara as indicated above.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements based upon Kintara’s and TuHURA’s current expectations. This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by terminology such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “should,” “would,” “project,” “plan,” “expect,” “goal,” “seek,” “future,” “likely” or the negative or plural of these words or similar expressions. Examples of such forward-looking statements include but are not limited to express or implied statements regarding Kintara's or TuHURA's management team's expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: the proposed Merger and the expected effects, perceived benefits or opportunities and related timing with respect thereto, expectations regarding clinical trials and research and development programs, in particular with respect to TuHURA's IFx-Hu2.0 product candidate novel bifunctional ADCs, and any developments or results in connection therewith; the anticipated timing of the results from those studies and trials; expectations regarding the use of capital resources, including the net proceeds from the financing that closed in connection with the signing of the definitive agreement, and the time period over which the combined company's capital resources will be sufficient to fund its anticipated operations; and the expected trading of the combined company's stock on the Nasdaq Capital Market. These statements are only predictions. Kintara and TuHURA have based these forward-looking statements largely on their then-current expectations and projections about future events, as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond each of Kintara’s and TuHURA’s control, and actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: (i) the risk that the conditions to the closing or consummation of the proposed Merger are not satisfied, including the failure to obtain Kintara stockholder approval for the proposed Merger; (ii) uncertainties as to the timing of the consummation of the proposed Merger and the ability of each of Kintara and TuHURA to consummate the transactions contemplated by the proposed Merger; (iii) risks related to Kintara’s and TuHURA’s ability to correctly estimate their respective operating expenses and expenses associated with the proposed Merger, as applicable, as well as uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of the resulting combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the proposed Merger by either Kintara or TuHURA; (v) the effect of the announcement or pendency of the proposed Merger on Kintara’s or TuHURA’s business relationships, operating results and business generally; (vi) costs related to the proposed Merger; (vii) the outcome of any legal proceedings that may be instituted against Kintara, TuHURA, or any of their respective directors or officers related to the Merger Agreement or the transactions contemplated thereby; (vii) the ability of Kintara or TuHURA to protect their respective intellectual property rights; (viii) competitive responses to the proposed Merger; (ix) unexpected costs, charges or expenses resulting from the proposed Merger; (x) whether the combined business of TuHURA and Kintara will be successful; (xi) legislative, regulatory, political and economic developments; and (xii) additional risks described in the “Risk Factors” section of Kintara’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023, and the Registration Statement on Form S-4 related to the proposed Merger filed with the SEC. Additional assumptions, risks and uncertainties are described in detail in Kintara’s registration statements, reports and other filings with the SEC, which are available on Kintara’s website, and at www.sec.gov. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Neither Kintara nor TuHURA can assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Except as required by applicable law or regulation, Kintara and TuHURA undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement.

INVESTOR INQUIRIES:
Robert E. Hoffman

Kintara Therapeutics

rhoffman@kintara.com